UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 4215

Dreyfus Premier GNMA Fund, Inc. - Dreyfus GNMA Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	4/30
Date of reporting period:	4/30/2012

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
GNMA Fund

ANNUAL REPORT April 30, 2012

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Financial Futures
13	Statement of Options Written
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
21	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm
37	Important Tax Information
38	Information About the Renewal of the Fund’s Management Agreement
43	Board Members Information
46	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
GNMA Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus GNMA Fund, covering the 12-month period from May 1, 2011, through April 30, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. bond markets encountered heightened volatility at the start of the reporting period when investors fled riskier assets due to adverse macroeconomic factors ranging from the sovereign debt crisis in Europe to a contentious debate in the United States regarding government borrowing and spending. These developments triggered sharp rallies among traditional safe havens, such as U.S. government securities. Better U.S. economic news derailed the rally in October, but government bond yields continued to trend downward and remained low over the remainder of the reporting period when the Federal Reserve Board took action to reduce longer-term interest rates. While corporate-backed bonds were hurt during the flight to quality, they produced positive returns for the reporting period, on average, as business conditions improved and investors searched for competitive yields in a low interest-rate environment.

Our economic forecast calls for near-trend growth over the remainder of 2012, and we expect the United States to continue to post better economic data than most of the rest of the developed world. An aggressively accommodative monetary policy, pent-up demand in several industry groups and gradual improvement in housing prices appear likely to balance risks stemming from the ongoing European debt crisis and volatile energy prices. As always, we encourage you to talk with your financial adviser about how these developments may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2011, through April 30, 2012, as provided by Robert Bayston, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2012, Dreyfus GNMA Fund’s Class A shares produced a total return of 6.34%, Class C shares returned 5.49% and Class Z shares returned 6.48%.1 In comparison, the fund’s benchmark, the Barclays GNMA Index (the “Index”), achieved a total return of 7.06% for the same period.2

Mortgage-backed securities gained value over the reporting period when a variety of economic concerns and policy actions by the Federal Reserve Board (the “Fed”) caused yields to decline.The fund produced lower returns than its benchmark, primarily due to allocations to mortgage-backed securities issued by Fannie Mae and Freddie Mac.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income.To pursue this goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in Government National Mortgage Association (“GNMA” or “Ginnie Mae”) securities. The remainder may be allocated to other mortgage-related securities, including U.S. government agency securities and privately issued mortgage-backed securities, as well as asset-backed securities, U.S.Treasuries and repurchase agreements.

U.S. Government Securities Rallied Amid Economic Slump

In the weeks prior to the start of the reporting period, investor confidence was shaken by political unrest in the Middle East and natural disasters in Japan, driving investors to traditional safe havens, including mortgage-backed securities from U.S. government agencies. Investor sentiment continued to deteriorate over the spring and summer of 2011, when Greece appeared headed for default on its sovereign debt and the crisis threatened other European nations. In addition, U.S. economic data proved more disappointing than expected, and investors

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

reacted cautiously to a contentious political debate regarding U.S. government spending and borrowing.These developments intensified the shift toward U.S. government securities, causing their prices to rise and yields to fall.

In response to the U.S. economy’s weakness, the Fed launched “Operation Twist,” a program designed to reduce long-term interest rates through purchases of long-term U.S.Treasury securities and sales of shorter-term bonds.These measures caused yield differences to narrow along the market’s maturity range, producing price gains for bonds at the longer end of the spectrum.

Investor confidence seemed to improve in the fall, when it became clearer that the U.S. economic expansion remained intact and the European Union seemed to make credible progress in addressing the region’s problems. However, interest rates generally remained low due, in part, to the ongoing impact of Operation Twist.

Constructive Investment Posture Dampened Relative Results

The fund’s relative performance was undermined by its holdings of mortgage-backed securities from Fannie Mae and Freddie Mac, which lagged the securities from Ginnie Mae that comprise the benchmark. In addition, a relatively short duration in the spring of 2011 prevented the fund from participating more fully in a market rally at the time.

The fund achieved better results from our overall security selection strategy. Over the first half of the reporting period, we emphasized higher coupon mortgages, which typically fare poorly when interest rates decline and prepayment activity intensifies. However, prepayment rates remained low due to depressed home values and tighter refinanc-ing standards among banks, enabling the fund to earn higher levels of income.We reduced the fund’s exposure to higher coupon mortgages in the fall, when it became clearer to us that possible intervention by the Fed in the mortgage-backed securities market and changes to the federal government’s Home Affordable Refinance Program (HARP) might cause prepayment rates to rise. We shifted the fund’s focus to lower coupon securities, which produced stronger returns than their higher coupon counterparts over the opening months of 2012.

The fund also benefited from the use of put and call options during the first quarter of 2012, in which we successfully reduced exposure to potential market volatility while earning premium income. We also employed interest rate futures to set the fund’s duration posture.

Positioned for a Slow-Growth Environment

We currently expect the moderate U.S. economic recovery to persist, but we are mindful that some macroeconomic concerns may be slow to recede. However, in light of the recent market rallies and the expected end of Operation Twist in June, it seems unlikely that yields will fall significantly more over the remainder of 2012. Consequently, we have maintained an average duration that is slightly shorter than market averages, and we have continued to emphasize lower coupon mortgages that, in our judgment, are less sensitive to prepayment risks. We remain optimistic over the longer term, as a reduced supply of mortgage-backed securities is likely to be met by robust demand from investors seeking competitive yields in a low interest-rate environment.

May 15, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class Z is not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays GNMA Index is an unmanaged, total return performance benchmark for the GNMA market consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s
Class Z shares for the period prior to 5/3/07 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class Z shares of Dreyfus GNMA Fund on 4/30/02 to a $10,000 investment made in the Barclays GNMA Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund invests primarily in Ginnie Maes and its performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Unlike the fund, the Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-rate GNMA securities.All issues have at least one year to maturity and an outstanding par value of at least $100 million.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/12

Inception
	Date	1Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	5/3/07	1.54%	4.94%††	4.34%††
without sales charge	5/3/07	6.34%	5.91%††	4.83%††
Class C shares
with applicable redemption charge †	5/3/07	4.49%	5.13%††	4.44%††
without redemption	5/3/07	5.49%	5.13%††	4.44%††
Class Z shares	5/29/85	6.48%	6.08%	4.91%
Barclays GNMA Index		7.06%	6.77%	5.65%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 5/3/07 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus GNMA Fund from November 1, 2011 to April 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2012

	Class A	Class C	Class Z
Expenses paid per $1,000†	$5.22	$8.97	$4.52
Ending value (after expenses)	$1,019.80	$1,015.50	$1,020.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2012

	Class A	Class C	Class Z
Expenses paid per $1,000†	$5.22	$8.97	$4.52
Ending value (after expenses)	$1,019.69	$1,015.96	$1,020.39

† Expenses are equal to the fund’s annualized expense ratio of 1.04% for Class A, 1.79% for Class C and .90%
for Class Z, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2012

	Coupon	Maturity	Principal
Bonds and Notes—113.3%	Rate (%)	Date	Amount ($)	Value ($)
Asset—Backed Ctfs./
Auto Receivables—5.8%
Ally Auto Receivables Trust,
Ser. 2011-1, Cl. A2	0.81	10/15/13	1,504,482	1,505,514
Carmax Auto Owner Trust,
Ser. 2012-1, Cl. A1	0.38	2/15/13	2,920,341	2,921,167
Carmax Auto Owner Trust,
Ser. 2011-2, Cl. A2	0.68	9/15/14	6,207,992	6,214,682
Chrysler Financial Auto
Securitization, Ser. 2009-A, Cl. A3	2.82	1/15/16	1,836,768	1,845,187
Ford Credit Auto Owner Trust,
Ser. 2011-B, Cl. A2	0.68	1/15/14	1,665,060	1,667,823
Harley-Davidson Motorcycle Trust,
Ser. 2009-4, Cl. A4	2.40	7/15/14	4,800,000	4,827,740
Harley-Davidson Motorcycle Trust,
Ser. 2009-2, Cl. A4	3.32	2/15/17	6,289,000	6,336,322
Honda Auto Receivables Owner
Trust, Ser. 2012-1, Cl. A1	0.41	3/15/13	4,003,578	4,008,882
Hyundai Auto Receivables Trust,
Ser. 2011-B, Cl. A2	0.59	3/15/14	3,379,791	3,381,527
Nissan Auto Lease Trust,
Ser. 2011-A, Cl. A2A	0.70	1/15/14	2,859,830	2,860,776
Volkswagen Auto Loan Enhanced
Trust, Ser. 2010-1, Cl. A3	1.31	1/20/14	1,732,592	1,735,793
World OMNI Automobile Lease
Securitization, Ser. 2011-A, Cl. A2	0.81	10/15/13	2,527,168	2,530,565
				39,835,978
Asset-Backed Ctfs./Credit Cards—4.4%
Capital One Multi-Asset Execution
Trust, Ser. 2008-A3, Cl. A3	5.05	2/15/16	5,000,000	5,210,636
Chase Issuance Trust,
Sr. 2008-A4, Cl. A4	4.65	3/15/15	7,000,000	7,256,637
Chase Issuance Trust,
Ser. 2007-A17, Cl. A	5.12	10/15/14	6,050,000	6,182,408
Citibank Credit Card Issuance
Trust, Ser. 2009-A5, Cl. A5	2.25	12/23/14	4,300,000	4,349,593
GE Capital Credit Card Master Note
Trust, Ser. 2009-2, Cl. A	3.69	7/15/15	7,000,000	7,048,707
				30,047,981

The Fund	9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Asset-Backed Ctfs./Equipment—.2%
CNH Equipment Trust,
Ser. 2009-A, Cl. A4	7.21	12/16/13	1,621,534	1,625,942
Asset-Backed Ctfs./
Home Equity Loans—.1%
Equivantage Home Equity Loan
Trust, Ser. 1997-1, Cl. A4	7.78	3/25/28	112,546 [a]	110,869
GE Capital Mortgage Services,
Ser. 1999-HE1, Cl. A7	6.27	4/25/29	157,896	154,248
				265,117
Commercial Mortgage
Pass-Through Ctfs.—.3%
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. F	2.63	3/6/20	2,275,000 [a,b]	2,248,046
Residential Mortgage
Pass-Through Ctfs.—.1%
GSR Mortgage Loan Trust,
Ser. 2004-12, Cl. 2A2	2.76	12/25/34	924,325 [a]	783,413
U.S. Government Agencies/
Mortgage-Backed—102.4%
Federal Home Loan Mortgage Corp.:
4.00%			23,675,000 [c,d]	24,980,825
4.00%, 12/1/40			7,154,202 [d]	7,562,354
5.00%, 3/1/20			259,658 [d]	281,745
Federal National Mortgage Association:
4.00%			19,800,000 [c,d]	20,947,780
4.50%			13,400,000 [c,d]	14,350,563
4.00%, 12/1/41			5,768,075 [d]	6,153,026
5.00%, 5/1/39			1,078,517 [d]	1,196,374
5.50%, 9/1/39			3,113,984 [d]	3,438,155
6.00%, 4/1/35			2,094,709 [d]	2,332,083
Gtd. Pass-Through Ctfs., REMIC,
Ser. 2003-49, Cl. JE, 3.00%, 4/25/33			430,119 [d]	449,046
Pass-Through Ctfs., REMIC,
Ser. 2004-58, Cl. LJ, 5.00%, 7/25/34			16,191 [d]	16,185
Government National Mortgage Association I:
3.50%			49,330,000 [c]	51,916,882
4.00%			26,940,000 [c]	29,145,713
4.50%			25,165,000 [c]	27,532,083
5.00%			24,800,000 [c]	27,454,384

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Government National Mortgage Association I (continued):
3.50%, 1/15/42—4/15/42	22,178,678	23,408,251
4.00%, 9/15/24—3/15/42	10,108,968	10,973,107
4.50%, 10/15/24—10/15/40	63,012,702	69,523,641
5.00%, 10/15/23—3/15/41	43,130,110	48,005,779
5.50%, 6/15/20—9/15/39	50,931,722	57,251,443
6.00%, 3/15/21—9/15/39	20,882,352	23,672,388
6.50%, 9/15/12—6/15/32	409,063	476,624
7.00%, 11/15/22—12/15/22	9,057	10,467
7.50%, 2/15/17—5/15/26	3,138,283	3,466,875
8.00%, 8/15/21—12/15/22	1,334,316	1,542,767
8.50%, 12/15/16—12/15/22	1,027,038	1,104,199
9.00%, 9/15/19—12/15/22	964,347	1,075,667
9.50%, 3/15/18—1/15/25	248,804	259,022
Government National Mortgage Association II:
4.00%	30,385,000[c]	32,801,053
4.50%	64,400,000[c]	70,518,000
5.00%	33,650,000[c]	37,262,119
4.00%, 11/20/40—3/20/42	23,853,366	25,862,062
4.50%, 12/20/39—3/20/42	32,819,940	36,057,522
5.00%, 11/20/24—4/20/35	8,238,411	9,171,271
5.50%, 1/20/34—9/20/35	13,126,465	14,688,635
6.00%, 12/20/28—2/20/36	9,556,575	10,818,895
6.50%, 5/20/31—7/20/31	976,882	1,127,059
7.00%, 4/20/24—4/20/32	5,250,415	6,234,214
7.50%, 9/20/30	74,061	90,492
9.00%, 7/20/25	60,117	74,628
9.50%, 9/20/17—2/20/25	56,375	61,381
		703,294,759
Total Bonds and Notes
(cost $753,100,238)		778,101,236

	Face Amount
	Covered by
Options Purchased—.0%	Contracts ($)		Value ($)
Put Options;
10-Year USD LIBOR-BBA,
June 2012 @ $2.21
(cost $372,060)	21,200,000	[e]	83,132

The Fund	11

STATEMENT OF INVESTMENTS (continued)

	Principal
Short-Term Investments—36.7%	Amount ($)	Value ($)
U.S. Treasury Bills:
0.08%, 5/10/12	179,910,000	179,908,021
0.06%, 5/17/12	66,820,000[f]	66,818,196
0.12%, 8/16/12	5,200,000[f]	5,198,341
Total Short-Term Investments
(cost $251,923,049)		251,924,558

Other Investment—.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $5,533,765)	5,533,765[g]	5,533,765

Total Investments (cost $1,010,929,112)	150.8%	1,035,642,691
Liabilities, Less Cash and Receivables	(50.8%)	(349,101,101)
Net Assets	100.0%	686,541,590

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
USD—US Dollar

a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2012, these securities were valued at $2,248,046 or .3% of net assets.
c Purchased on a forward commitment basis.
d The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Non-income producing security.
f Held by a broker as collateral for open financial futures positions.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	102.4	Asset/Mortgage-Backed	10.9
Short-Term/		Options Purchased	.0
Money Market Investments	37.5		150.8

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES
April 30, 2012

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 4/30/2012	($)
Financial Futures Short
U.S. Treasury 10 Year Notes	325	(42,991,406)	June 2012	(518,031)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
April 30, 2012

	Face Amount
	Covered by
	Contracts ($)	Value ($)
Call Options:
10-Year USD LIBOR-BBA,
January 2015 @ $2.97	28,560,000 [a]	(1,613,789)
10-Year USD LIBOR-BBA,
March 2015 @ $2.98	14,250,000 [a]	(799,774)
Put Options:
10-Year USD LIBOR-BBA,
January 2015 @ $2.97	28,560,000 [a]	(1,412,189)
10-Year USD LIBOR-BBA,
March 2015 @ $2.98	14,250,000 [a]	(733,151)
10-Year USD LIBOR-BBA,
June 2012 @$2.41	42,400,000 [a]	(47,607)
(premiums received $5,455,276)		(4,606,510)

a Non-income producing security.
BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—US Dollar
See notes to financial statements.

The Fund	13

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		1,005,395,347	1,030,108,926
Affiliated issuers		5,533,765	5,533,765
Cash			8,767
Receivable for investment securities sold			75,149,336
Dividends and interest receivable			2,156,522
Receivable for shares of Common Stock subscribed			35,624
Prepaid expenses			40,622
			1,113,033,562
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			521,101
Payable for open mortgage-backed dollar rolls—Note 4			301,991,891
Payable for investment securities purchased			118,544,032
Outstanding options written, at value (premiums received
$5,455,276)—See Statement of Options Written—Note 4			4,606,510
Payable for shares of Common Stock redeemed			655,783
Payable for futures variation margin—Note 4			46,918
Accrued expenses			125,737
			426,491,972
Net Assets ($)			686,541,590
Composition of Net Assets ($):
Paid-in capital			648,193,296
Accumulated undistributed investment income—net			1,159,887
Accumulated net realized gain (loss) on investments			12,144,093
Accumulated net unrealized appreciation (depreciation) on
investments and options transactions [including ($518,031)
net unrealized (depreciation) on financial futures]			25,044,314
Net Assets ($)			686,541,590

Net Asset Value Per Share
	Class A	Class C	Class Z
Net Assets ($)	75,251,743	18,092,109	593,197,738
Shares Outstanding	4,676,790	1,124,815	36,850,969
Net Asset Value Per Share ($)	16.09	16.08	16.10

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended April 30, 2012

Investment Income ($):
Income:
Interest	16,140,215
Dividends;
Affiliated issuers	6,509
Income from securities lending—Note 1(b)	1,739
Total Income	16,148,463
Expenses:
Management fee—Note 3(a)	4,225,844
Service plan and prospectus fees—Note 3(b)	873,744
Shareholder servicing costs—Note 3(c)	874,290
Distribution fees—Note 3(b)	146,477
Custodian fees—Note 3(c)	115,645
Professional fees	94,844
Directors’ fees and expenses—Note 3(d)	89,634
Registration fees	51,806
Prospectus and shareholders’ reports	39,615
Loan commitment fees—Note 2	13,317
Miscellaneous	108,264
Total Expenses	6,633,480
Less—reduction in fees due to earnings credits—Note 3(c)	(989)
Net Expenses	6,632,491
Investment Income—Net	9,515,972
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Long transactions	31,173,282
Short sale transactions	(503,323)
Net realized gain (loss) on options transactions	243,084
Net realized gain (loss) on financial futures	3,905,259
Net Realized Gain (Loss)	34,818,302
Net unrealized appreciation (depreciation) on investments	514,135
Net unrealized appreciation (depreciation) on options transactions	592,442
Net unrealized appreciation (depreciation) on financial futures	(1,383,500)
Net Unrealized Appreciation (Depreciation)	(276,923)
Net Realized and Unrealized Gain (Loss) on Investments	34,541,379
Net Increase in Net Assets Resulting from Operations	44,057,351

See notes to financial statements.

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,
	2012[a]	2011
Operations ($):
Investment income—net	9,515,972	16,264,570
Net realized gain (loss) on investments	34,818,302	17,392,149
Net unrealized appreciation
(depreciation) on investments	(276,923)	6,751,185
Net Increase (Decrease) in Net Assets
Resulting from Operations	44,057,351	40,407,904
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,071,218)	(2,226,289)
Class B Shares	(5,026)	(34,750)
Class C Shares	(127,280)	(443,667)
Class Z Shares	(9,368,397)	(16,860,235)
Net realized gain on investments:
Class A Shares	(1,575,140)	—
Class B Shares	(12,707)	—
Class C Shares	(389,858)	—
Class Z Shares	(12,618,323)	—
Total Dividends	(25,167,949)	(19,564,941)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	14,925,722	23,320,033
Class B Shares	17,201	174,914
Class C Shares	2,249,828	4,244,673
Class Z Shares	19,557,269	19,179,154
Dividends reinvested:
Class A Shares	2,251,534	1,673,460
Class B Shares	16,835	32,532
Class C Shares	344,342	278,470
Class Z Shares	19,220,838	14,235,721
Cost of shares redeemed:
Class A Shares	(20,860,776)	(40,733,610)
Class B Shares	(1,047,447)	(1,612,195)
Class C Shares	(5,091,516)	(11,692,068)
Class Z Shares	(75,161,204)	(76,131,135)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(43,577,374)	(67,030,051)
Total Increase (Decrease) in Net Assets	(24,687,972)	(46,187,088)
Net Assets ($):
Beginning of Period	711,229,562	757,416,650
End of Period	686,541,590	711,229,562
Undistributed investment income—net	1,159,887	703,203

		Year Ended April 30,
	2012[a]	2011
Capital Share Transactions:
Class Ab
Shares sold	926,492	1,501,536
Shares issued for dividends reinvested	140,825	107,928
Shares redeemed	(1,298,326)	(2,616,792)
Net Increase (Decrease) in Shares Outstanding	(231,009)	(1,007,328)
Class Bb
Shares sold	1,077	11,291
Shares issued for dividends reinvested	1,057	2,104
Shares redeemed	(65,447)	(104,036)
Net Increase (Decrease) in Shares Outstanding	(63,313)	(90,641)
Class C
Shares sold	140,276	273,006
Shares issued for dividends reinvested	21,541	17,964
Shares redeemed	(317,667)	(755,176)
Net Increase (Decrease) in Shares Outstanding	(155,850)	(464,206)
Class Z
Shares sold	1,220,578	1,233,849
Shares issued for dividends reinvested	1,202,024	917,841
Shares redeemed	(4,689,136)	(4,899,025)
Net Increase (Decrease) in Shares Outstanding	(2,266,534)	(2,747,335)

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended April 30, 2012, 25,919 Class B shares representing $437,350 were automatically converted to 27,269 Class A shares and during the period ended April 30, 2011, 42,521 Class B shares representing $656,838 were automatically converted to 42,450 Class A shares.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,
Class A Shares	2012	2011	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	15.67	15.24	14.86	14.54	14.31
Investment Operations:
Investment income—net[b]	.20	.33	.42	.53	.60
Net realized and unrealized
gain (loss) on investments	.79	.49	.45	.35	.20
Total from Investment Operations	.99	.82	.87	.88	.80
Distributions:
Dividends from investment income—net	(.23)	(.39)	(.49)	(.56)	(.57)
Dividends from net realized
gain on investments	(.34)	—	—	—	—
Total Distributions	(.57)	(.39)	(.49)	(.56)	(.57)
Net asset value, end of period	16.09	15.67	15.24	14.86	14.54
Total Return (%)[c]	6.34	5.43	5.96	6.21	5.73[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.04	1.03	1.04	1.08	1.09[e]
Ratio of net expenses
to average net assets	1.04	.98	1.01	1.04	1.04[e]
Ratio of net investment income
to average net assets	1.25	2.11	2.81	3.62	4.17[e]
Portfolio Turnover Rate[f]	652.66	392.43	272.95	351.74	221.12
Net Assets, end of period ($ x 1,000)	75,252	76,910	90,135	75,648	55,457

a From May 3, 2007 (commencement of initial offering) to April 30, 2008.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
f The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2012, 2011,
2010, 2009 and 2008 were 95.20%, 64.60%, 66.28%, 138.79% and 60.06%, respectively.

See notes to financial statements.

		Year Ended April 30,
Class C Shares	2012	2011	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	15.67	15.23	14.84	14.53	14.31
Investment Operations:
Investment income—net[b]	.08	.22	.31	.41	.49
Net realized and unrealized
gain (loss) on investments	.78	.49	.46	.36	.21
Total from Investment Operations	.86	.71	.77	.77	.70
Distributions:
Dividends from investment income—net	(.11)	(.27)	(.38)	(.46)	(.48)
Dividends from net realized
gain on investments	(.34)	—	—	—	—
Total Distributions	(.45)	(.27)	(.38)	(.46)	(.48)
Net asset value, end of period	16.08	15.67	15.23	14.84	14.53
Total Return (%)[c]	5.49	4.68	5.24	5.40	4.96[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.78	1.76	1.78	1.82	1.81[e]
Ratio of net expenses
to average net assets	1.78	1.72	1.75	1.78	1.75[e]
Ratio of net investment income
to average net assets	.52	1.38	2.07	2.83	3.46[e]
Portfolio Turnover Rate[f]	652.66	392.43	272.95	351.74	221.12
Net Assets, end of period ($ x 1,000)	18,092	20,062	26,567	20,875	9,380

a From May 3, 2007 (commencement of initial offering) to April 30, 2008.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
f The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2012, 2011,
2010, 2009 and 2008 were 95.20%, 64.60%, 66.28%, 138.79% and 60.06%, respectively.

See notes to financial statements.

The Fund	19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,
Class Z Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	15.68	15.25	14.87	14.55	14.38
Investment Operations:
Investment income—net[a]	.22	.34	.45	.56	.63
Net realized and unrealized
gain (loss) on investments	.79	.50	.44	.34	.19
Total from Investment Operations	1.01	.84	.89	.90	.82
Distributions:
Dividends from investment income—net	(.25)	(.41)	(.51)	(.58)	(.65)
Dividends from net realized
gain on investments	(.34)	—	—	—	—
Total Distributions	(.59)	(.41)	(.51)	(.58)	(.65)
Net asset value, end of period	16.10	15.68	15.25	14.87	14.55
Total Return (%)	6.48	5.58	6.13	6.40	5.84
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.90	.87	.87	.90	.90
Ratio of net expenses
to average net assets	.90	.87	.87	.86	.85
Ratio of net investment income
to average net assets	1.39	2.21	2.97	3.84	4.38
Portfolio Turnover Rate[b]	652.66	392.43	272.95	351.74	221.12
Net Assets, end of period ($ x 1,000)	593,198	613,268	638,374	641,140	657,486

a Based on average shares outstanding at each month end.
b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2012, 2011,
2010, 2009 and 2008 were 95.20%, 64.60%, 66.28%, 138.79% and 60.06%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus GNMA Fund (the “fund”) is the sole series of Dreyfus Premier GNMA Fund, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 1.4 billion shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized) and Class Z (1.1 billion shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class Z shares are sold at net asset value per share. Class Z shares generally are not available for new accounts.The Board of Directors approved, effective as of the close of business on March 13, 2012, the transfer of shares authorized from Class B to Class A shares. Class B shares were subject to a CDSC imposed on Class B share redemptions made within six years of purchase and automatically converted to Class A shares after six years.The fund no longer offers Class B shares. Effective March 13, 2012, all outstanding Class B shares were automatically converted to Class A shares. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities excluding short-term investments (other than U.S.Treasury Bills), financial futures and options are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board of Directors.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked

price.These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	71,775,018	—	71,775,018
Commercial
Mortgage-Backed	—	2,248,046	—	2,248,046
Mutual Funds	5,533,765	—	—	5,533,765
Residential
Mortgage-Backed	—	783,413	—	783,413
U.S. Government
Agencies/
Mortgage-Backed	—	703,294,759	—	703,294,759
U.S. Treasury	—	251,924,558	—	251,924,558
Other Financial
Instruments:
Options Purchased	—	83,132	—	83,132
Liabilities ($)
Other Financial
Instruments:
Futures†	(518,031)	—	—	(518,031)
Options Written	—	(4,606,510)	—	(4,606,510)
† Amount shown represents unrealized (depreciation) at period end.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2012,

The Bank of New York Mellon earned $936 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Other investment companies advised by Dreyfus are considered to be “affiliated” with the fund.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended April 30, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	4/30/2011 ($)	Purchases ($)	Sales ($)	4/30/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	11,293,000	724,390,428	730,149,663	5,533,765.8

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On April 30, 2012, the Board of Directors declared a cash dividend of $.022, $.012 and $.023 per share from undistributed investment income-net for Class A, Class C and Class Z shares, respectively, payable on May 1, 2012 (ex-dividend date), to shareholders of record as of the close of business on April 30, 2012.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $10,269,183, undistributed capital gains $2,582,281 and unrealized appreciation $25,496,830.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2012 and April 30, 2011 were as follows: ordinary income $24,125,684 and $19,564,941 and long-term capital gains $1,042,265 and $0, respectively.

During the period ended April 30, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses on mortgage-backed securities and amortization of premiums, the fund increased accumulated undistributed investment income-net by $1,512,633 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(f) New Accounting Pronouncement: In April 2011, FASB issued ASU No. 2011-03 “Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2012, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of Class Z shares, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1 1 / 2 % of the value of Class Z shares average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear, such excess expense with respect to Class Z shares.There was no reimbursement pursuant to the Agreement for Class Z shares during the period ended April 30, 2012.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended April 30, 2012, the Distributor retained $4,100 from commissions earned on sales of the fund’s Class A shares and $894 and $291 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B shares paid and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2012, Class B and Class C shares were charged $3,193 and $143,284, respectively, pursuant to the Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares, for servicing shareholder accounts and for advertising and marketing relating to Class Z shares.The Service Plan provides for a reimbursement to be made at an aggregate annual rate not to exceed .20% of the value of the average daily net assets of Class Z shares. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) to which it will make payments and the basis on which such payments are made. The Plan also separately provides for Class Z shares to bear the costs of preparing, printing and distributing certain of Class Z prospectuses and statements of additional information and costs associated with implementing and operating the Service Plan, not to exceed the greater of $100,000 or .005% of the value of the average daily net assets of Class Z shares for any full fiscal year. During the period ended April 30, 2012, Class Z shares were charged $873,744 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay and Class B shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets, for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2012, Class A, Class B and Class C shares were charged $191,313 $1,597 and $47,761, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2012, the fund was charged $286,922 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2012, the fund was charged $41,407 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $989.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2012, the fund was charged $115,645 pursuant to the custody agreement.

During the period ended April 30, 2012, the fund was charged $6,687 for services performed by the Chief Compliance Officer and his staff.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $338,107, Rule 12b-1 distribution plan fees $61,687, shareholder services plan fees $19,174, custodian fees $49,561, chief compliance officer fees $2,122 and transfer agency per account fees $50,450.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options transactions, during the period ended April 30, 2012, of which $4,091,896,483 in purchases and $4,082,308,913 in sales were from mortgage dollar roll transactions, was as follows:

	Purchases ($)	Sales ($)
Long transactions	4,814,385,914	4,779,497,288
Short sale transactions	60,473,426	59,970,103
Total	4,874,859,340	4,839,467,391

Short Sales: The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.The fund realizes a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian of permissible liquid assets sufficient to cover its short positions.At April 30, 2012, there were no securities sold short.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at April 30, 2012 are set forth in the Statement of Financial Futures.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates, or as a substitute for an invest-ment.The fund is subject to interest rate risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written during the period ended April 30, 2012:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
April 30, 2011	750,000	120,842
Contracts written	147,090,000	6,326,569
Contracts terminated:
Contracts closed	19,070,000	871,293	788,311	82,982
Contracts expired	750,000	120,842	—	120,842
Total contracts
terminated	19,820,000	992,135	788,311	203,824
Contracts outstanding
April 30, 2012	128,020,000	5,455,276

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2012:

Average Market Value ($)
Interest rate futures contracts	75,287,629
Interest rate options contracts	298,703

At April 30, 2012, the cost of investments for federal income tax purposes was $1,010,994,627; accordingly, accumulated net unrealized appreciation on investments was $24,648,064, consisting of $25,506,967 gross unrealized appreciation and $858,903 gross unrealized depreciation.

The Fund	35

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus GNMA Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and options written, of Dreyfus GNMA Fund (the sole series comprising Dreyfus Premier GNMA Fund, Inc.) as of April 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus GNMA Fund at April 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 28, 2012

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of ordinary income dividends paid during the fiscal year ended April 30, 2012 as qualifying “interest related dividends.” Also, the fund hereby reports $.3147 per share as a short-term capital gain distribution paid and also designates $.0242 per share as a long-term capital gain distribution paid on December 14, 2011.

The Fund	37

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 7-8, 2011, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of September 30, 2011. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.

The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above or below the Performance Group median and the Performance Universe median for the various time periods. The Board noted that the fund’s total return performance was above the Performance Group median and the Performance Universe median for the various time periods up to three years, evidencing the fund’s improved relative total return performance over recent years, which the Board also noted has resulted in improved longer-term relative total return results for the fund.

The Board also noted that the fund’s yield performance was below the Performance Group median and the Performance Universe median for nine of the past ten one-year periods.The Board noted the fund’s

The Fund	39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

total return investment objective in this regard. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group median and the Expense Universe median, and the fund’s actual total expenses were above the Expense Group median and the Expense Universe median.

Dreyfus representatives reviewed with the Board members the management or investment advisory fees paid to Dreyfus or its affiliates by funds in the same Lipper category as the fund, or by separate accounts and/or other types of client portfolios managed by Dreyfus or Standish considered to have similar investment strategies and policies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts. Dreyfus representatives noted that neither Dreyfus nor Standish advises any separate accounts and/or other types of client portfolios considered to have similar investment strategies and policies as the fund.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

The Fund	41

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent, and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s overall performance, in light of the considerations described above.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. It was also noted that certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
David W. Burke (76)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 74
———————
William Hodding Carter III (77)
Board Member (2006)
Principal Occupation During Past 5Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present)
• President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-2006)
No. of Portfolios for which Board Member Serves: 27
———————
Gordon J. Davis (70)
Board Member (1995)
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable, LLP
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 40

The Fund	43

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Joni Evans (70)
Board Member (1985)
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)
• Principal, Joni Evans Ltd. (publishing) (2006-present)
• Senior Vice President of the William Morris Agency (1994-2006)
No. of Portfolios for which Board Member Serves: 27
———————
Ehud Houminer (71)
Board Member (2006)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-present)
No. of Portfolios for which Board Member Serves: 60
———————
Richard C. Leone (72)
Board Member (2006)
Principal Occupation During Past 5Years:
• Senior Fellow of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Public Company Board Memberships During Past 5Years:
• Partnership for a Secure America, Director
No. of Portfolios for which Board Member Serves: 27
———————
Hans C. Mautner (74)
Board Member (2006)
Principal Occupation During Past 5Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-2010)
No. of Portfolios for which Board Member Serves: 27

Robin A. Melvin (48)
Board Member (2006)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances
(1995-2012)
No. of Portfolios for which Board Member Serves: 50
——————
Burton N.Wallack (61)
Board Member (1991)
Principal Occupation During Past 5Years:
• President and Co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 27
——————
John E. Zuccotti (74)
Board Member (2006)
Principal Occupation During Past 5Years:
• Chairman of Brookfield Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Emeritus Chairman of the Real Estate Board of New York
Other Public Company Board Memberships During Past 5Years:
• Emigrant Savings Bank, Director (2004-present)
• Doris Duke Charitable Foundation,Trustee (2006-present)
• New York Private Bank & Trust, Director
No. of Portfolios for which Board Member Serves: 27
——————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Arnold S. Hiatt, Emeritus Board Member

The Fund	45

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since February 2001.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since September 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor. From March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 2011.

The Fund	47

NOTES

For More Information

For Class Z shareholders
Telephone 1-800-DREYFUS
For Class A and C shareholders
Telephone Call your financial representative or 1-800-DREYFUS
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $    35,820 in 2011 and $37,074 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,000 in 2011 and $12,000  in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,332  in 2011 and $2,933 in 2012. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were  $253 in 2011 and $2,069 in 2012. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2011 and $0 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $21,309,173 in 2011 and $34,153,310 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier GNMA Fund, Inc.

-          Dreyfus GNMA Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 26, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	June 26, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)